UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island  02903

(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                            Other Events

On March 11, 2016, Textron issued and sold $350,000,000 principal amount of its 4% Notes due March 15, 2026 (the “Notes”) pursuant to its Registration Statement on Form S-3 (No. 333-197664), including the related Prospectus dated July 28, 2014, as supplemented by the Prospectus Supplement dated March 4, 2016. The exhibits to this Current Report on Form 8-K are hereby incorporated by reference in such Registration Statement.

Item 9.01.                            Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are filed herewith:

Exhibit Number	Description

1.1

Underwriting Agreement dated March 4, 2016 between Textron and the underwriters named therein, for whom Citigroup Global Markets Inc. and J.P. Morgan Securities LLC acted as managers, relating to the offer and sale of the Notes, including Underwriting Agreement Standard Provisions (Debt) dated March 4, 2016.

4.1	Form of Global Note.

4.2	Officers’ Certificate dated March 11, 2016 establishing the Notes pursuant to the Indenture.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

/s/ Mary F. Lovejoy
Mary F. Lovejoy
Vice President and Treasurer

Date: March 11, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement dated March 4, 2016 between Textron and the underwriters named therein, for whom Citigroup Global Markets Inc. and J.P. Morgan Securities LLC acted as managers, relating to the offer and sale of the Notes, including Underwriting Agreement Standard Provisions (Debt) dated March 4, 2016.

4.1	Form of Global Note.

4.2	Officers’ Certificate dated March 11, 2016 establishing the Notes pursuant to the Indenture.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).